SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2000
                                       FOR
                   PERSPECTIVE FIXED AND VARIABLE ANNUITY (NY)

                            JNLNY SEPARATE ACCOUNT I

The JNL/Janus Global Equities Series (the 'Series') will be closed to new contract holders as of September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series I, the JNL/S&P Moderate Growth Series I, the JNL/S&P Aggressive Growth Series I, the JNL/S&P Very Aggressive Growth Series I, the JNL/S&P Equity Growth Series I and the JNL/S&P Equity Aggressive Growth Series I.


This Supplement is dated September 1, 2000.

(To be used with NV3174 Rev. 05/00)